UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant To Section 14(A) of the Securities

Exchange Act of 1934

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KIWA BIO-TECH PRODUCTS GROUP CORPORATION

(Name of Registrant As Specified In Its Charter)

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KIWA BIO-TECH PRODUCTS GROUP CORPORATION.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 20, 2015

TO THE STOCKHOLDERS OF KIWA BIO-TECH PRODUCTS GROUP CORPORATION.

You are cordially invited to attend the Annual Meeting of Stockholders of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation (“Kiwa” or the “Company”), to be held at the Company’s offices at Room 1702, Building A, Global Trade Center, 36 North Third Ring Road East, Dongcheng District, Beijing, People’s Republic of China, on November 20, 2015, at _____ local time (the “Annual Meeting of Stockholders”), for the following purposes:

1.	To elect five directors nominated by the Board of Directors to serve a one-year term on the Board of Directors until the 2016 annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier resignation or removal;

2.	To approve a proposal to grant the Board of Directors discretionary authority to amend the Company’s Certificate of Incorporation, as amended, (“Certificate of Incorporation”) to effectuate a reverse stock split of the Company’s Common Stock, $0.001 par value per share (“Common Stock”), by a ratio of one-for- two hundred (1:200) (the “Reverse Split”) and with such Reverse Split to be effective at such time and date, if at all, as determined by the Board in its sole discretion (the “Certificate of Amendment”);

3.	To ratify the appointment of Paritz & Company, P.A., an independent registered public accounting firm, as the Company’s independent auditors for fiscal year 2015; and

4.	To transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournments or postponements thereof.

On October 2, 2015 we approved the following corporate actions by unanimous written consent of our Board of Directors: (1) Proposal No. 1: The nomination of our director nominees, (2) Proposal No. 2: The amendment of our Certificate of Incorporation, and (3) Proposal No. 3: The appointment of Paritz & Company, P.A., as our independent registered public accounting firm.

The Certificate of Amendment will not be effective until it is filed with the Secretary of State of the State of Delaware. The date of filing of the Certificate of Amendment will be determined by our Board of Directors.

The Board of Directors will not consummate the Reverse Split in the event that (i) we fail to receive approval from the stockholders holding a majority of the outstanding shares of our Common Stock as of the Record Date (defined below) present in person or by proxy at the Annual Meeting of Stockholders and voting on such matters or (ii) we fail to receive requisite approval of the Reverse Split from the Financial Industry Regulatory Authority, Inc. (“FINRA”). Subject to the foregoing, such Reverse Split will be consummated, if at all, as soon as practicable and at such time to be determined by the Board of Directors.

This Proxy Statement is being issued by the Company and is intended to be mailed on or about October 20, 2015. The Company’s Board of Directors has fixed the close of business on October 12, 2015, as the record date (“Record Date”) for the Annual Meeting of Stockholders. This means that only holders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or at any adjournment or postponement of the Annual Meeting of Stockholders.

Your vote is important. Whether or not you expect to attend the Annual Meeting of Stockholders, please read the accompanying proxy statement and promptly vote your proxy by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy so that your shares may be represented at the Annual Meeting of Stockholders. You may revoke your proxy in the manner described in the accompanying proxy statement. If you attend the Annual Meeting of Stockholders, you may vote in person even if you have previously returned your proxy.

By Order of the Board of Directors

/s/ Yvonne Wang
Yvonne Wang
Secretary

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
310 North Indian Hill Blvd, Suite 702
Claremont, California 91711-4611

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 20, 2015

This Proxy Statement is furnished to the holders of Common Stock of Kiwa Bio-Tech Products Group Corporation (“Kiwa” or the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting of Stockholders”) to be held on November 20, 2015, at ______ local time, at our offices at Room 1702, Building A, Global Trade Center, 36 North Third Ring Road East, Dongcheng District, Beijing, People’s Republic of China, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of the Annual Meeting of Stockholders. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting of Stockholders.

The Company’s Board of Directors has fixed the close of business on October 12, 2015, as the record date (“Record Date”) for the Annual Meeting of Stockholders. As of the Record Date, there were 400,000,000 issued and outstanding shares of our Common Stock. Each holder of our Common Stock is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered at the Annual Meeting of Stockholders. Stockholder votes will be tabulated by the person(s) appointed by the Board of Directors to act as inspector(s) of election for the Annual Meeting of Stockholders.

This solicitation of proxies is made by the Company. We bear the expense of soliciting proxies. Our directors, officers and employees may solicit proxies personally or by telephone, facsimile, email or other means of communication, and we do not intend to pay additional compensation for doing so. In addition, we may reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries representing beneficial owners of our Common Stock for their expenses in forwarding soliciting materials to those beneficial owners.

Our annual report on Form 10-K for the fiscal year ended December 31, 2014 is enclosed with this proxy statement. The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission, is also available from the Company, without charge, upon request made in writing to the Company’s Secretary, Yvonne Wang, at our principal executive office located at 310 North Indian Hill Blvd, Suite 702, Claremont, California 91711-4611. We will also furnish any exhibit to the 2014 Annual Report on Form 10-K if specifically requested in writing. A copy of our 2014 Annual Report on Form 10-K is also available on the website of the Securities and Exchange Commission. Your attention is directed to the financial statements and Management’s Discussion and Analysis in such annual report, which provides additional important information concerning the Company. This notice of Annual Meeting of Stockholders and proxy statement and form of proxy are being mailed to our stockholders on or about October 20, 2015.

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QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

Q:   Who may vote at the Annual Meeting of Stockholders?

A:            The Board of Directors has established October 12, 2015 as the Record Date for the Annual Meeting of Stockholders. If you owned our Common Stock at the close of business on the Record Date, you may attend and vote at the Annual Meeting of Stockholders. Each stockholder is entitled to one vote for each share of our Common Stock held on all matters to be voted on. As of the Record Date, there were 400,000,000 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting of Stockholders.

Q:   What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:           If your shares are registered directly in your name with our transfer agent, Fidelity Transfer Company, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, we have sent these proxy materials to you directly.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:   What is the quorum requirement for the Annual Meeting of Stockholders?

A:            The holders of a majority of our outstanding shares of capital stock entitled to vote as of the Record Date must be present at the Annual Meeting of Stockholders in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•      Are present and entitled to vote in person at the Annual Meeting of Stockholders; or

•      Have properly submitted a proxy card or voter instruction card in advance of or at the Annual Meeting of Stockholders.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Abstentions and broker non-votes are counted as present at the Annual Meeting of Stockholders for determining whether we have a quorum. A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. With respect to broker non-votes, the shares will not be considered entitled to vote at the Annual Meeting of Stockholders on non-routine matters, such as (i) the election of directors, (ii) the Reverse Split Proposal, (iii) the proposal to ratify the appointment of Paritz & Company, P.A., as our independent auditors for fiscal year 2015, which means your broker may not vote your shares on Items 1, 2 or 3 if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Q:   What proposals will be voted on at the Annual Meeting of Stockholders?

A:           The proposals to be voted on at the Annual Meeting of Stockholders are as follows:

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•      Item 1 – To elect five directors nominated by the Board of Directors to serve a one-year term on the Board of Directors set to expire at the 2016 annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier resignation or removal;

•      Item 2 – To approve a proposal to grant our Board of Directors discretionary authority to amend the our Certificate of Incorporation to effectuate the Reverse Split of the Company’s Common Stock by a ratio one-for- two hundred (1:200) (the “Reverse Split”) and with such Reverse Split to be effective at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”); and

•      Item 3 – To ratify the appointment of Paritz & Company, P.A., an independent registered public accounting firm, as the Company’s independent auditors for fiscal year 2015;

We will also consider any other business that properly comes before the Annual Meeting of Stockholders. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting of Stockholders, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:    Is there a deadline to propose actions for consideration or to nominate individuals to serve as directors?

For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders, the written proposal must be received by the Company’s Corporate Secretary at the address below no later than October 14, 2015. This deadline for inclusion of proposals in the Company’s proxy statement for the Annual Meeting of Stockholders is, we believe, a reasonable time before the Company begins to print and mail its proxy materials for the Annual Meeting of Stockholders. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Kiwa Bio-Tech Products Group Corporation

ATTN: Corporate Secretary

310 North Indian Hill Blvd Suite 702

Claremont, California 91711-4611

Fax: (909) 992-330

Stockholders may present proposals that are proper subjects for consideration at the Annual Meeting of Stockholders, even if the proposal is not submitted by the deadline for inclusion in the proxy statement under Rule 14a-8. To do so, the shareholder must comply with the procedures specified in the Company's bylaws which have been filed as Exhibit 3.2 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2004 and are available in print upon request from the Corporate Secretary. Our bylaws require all stockholders who intend to make proposals at an Annual Meeting of Stockholders to submit their proposals to the Secretary not less than 60 and not more than 180 days before such Annual Meeting of Stockholders, provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date the Annual Meeting of Stockholders was mailed or such public disclosure was made. The bylaws also provide that nominations for director may only be made by the Board of Directors or by a stockholder entitled to vote who sends notice to the Corporate Secretary not less than 60 and not more than 180 days before such Annual Meeting of Stockholders, provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date the Annual Meeting of Stockholders was mailed or such public disclosure was made. Any nomination by a stockholder must comply with the procedures specified in the Company's bylaws.

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The Board of Directors will consider recommendations for candidates to the Board from the Company’s stockholders. A stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to the address above, including the candidate’s name, age, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected and evidence of the nominating person’s ownership of Company Common Stock.

You may contact the Company’s Corporate Secretary at our principal executive offices for a copy of the relevant provisions regarding the requirements for making recommendations of director candidates.

Q:   What vote is required to approve each item to be voted on at the Annual Meeting of Stockholders?

A:           Election of directors will be determined by a plurality vote of the combined voting power of all shares of our Common Stock present in person or by proxy and voting at the Annual Meeting of Stockholders. Accordingly, votes “withheld” from director-nominee(s), abstentions and broker non-votes will not count against the election of such nominee(s).

With respect to the Reverse Split Proposal, approval will be determined by the vote of a majority of the shares of our Common Stock issued and outstanding. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting of Stockholders and they will have the same effect as a vote against the matters. With respect to broker non-votes, the shares will not be considered entitled to vote at the Annual Meeting of Stockholders for such matter and they are not counted in the vote.

Approval of the proposal to ratify the appointment of Paritz & Company, P.A., as our independent auditors for 2015 fiscal year or any other matter that may come before the Annual Meeting of Stockholders, will be determined by the vote of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting of Stockholders and voting on such matters. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting of Stockholders and they will have the same effect as votes against the matter.

Our Board of Directors has not received timely notice (and does not know) of any matters that are to be brought before the Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting of Stockholders.

Q:   How does the Board recommend that I vote?

A:    Our board of directors recommends that you vote as follows:

•      FOR each of the nominees for director named in this Proxy Statement;

•      FOR the approval of the Reverse Split Proposal;

•      FOR the ratification of the appointment of Paritz & Company, P.A., as our independent auditors for fiscal year 2015.

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Q:   How may I vote my shares in person at the Annual Meeting of Stockholders?

A:          As the stockholder of record, you have the right to vote in person at the Annual Meeting of Stockholders. As the beneficial owner, you are also invited to attend the Annual Meeting of Stockholders. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee or trustee that holds your shares, giving you the right to vote the shares at the Annual Meeting of Stockholders.

Q:   How can I vote my shares without attending the Annual Meeting of Stockholders?

A:          Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting of Stockholders. If you are the stockholder of record, you may submit your proxy by mail by signing and dating your proxy card and submitting it in the postage-paid envelope enclosed with this proxy statement. If you are the beneficial owner of the shares, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:   How can I change my vote after submitting it?

A:           If you are a stockholder of record, you can revoke your proxy before your shares are voted at the Annual Meeting of Stockholders by:

•      Filing a written notice of revocation bearing a later date than the proxy with our corporate secretary either before the Annual Meeting of Stockholders, at our principal executive office located at 310 North Indian Hill Blvd, Suite 702, Claremont, California 91711-4611 or at the Annual Meeting of Stockholders;

•      Duly executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at our principal executive office located at 310 North Indian Hill Blvd, Suite 702, Claremont, California 91711-4611 either before the Annual Meeting of Stockholders or at the meeting and before the taking of the vote; or

•       Attending the Annual Meeting of Stockholders and voting in person (although attendance at the Annual Meeting of Stockholders will not in and of itself constitute a revocation of a proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from your bank, broker or other holder of record as described in the answer to a previous question.

Q:    Can I Require the Company to Purchaser My Stock?

A:           No. Under the General Corporations Law of the State of Delaware (the “DGCL”), you are not entitled to appraisal and purchase of your stock as a result of the Reverse Split or any of the other proposals set forth herein.

Q:   Who will solicit proxies on behalf of the Company?

A:           This proxy solicitation is being made on our Company’s behalf by our Board of Directors. We will bear the costs of solicitations of proxies for the Annual Meeting of Stockholders. We will solicit stockholders by mail through our regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs.  In addition to solicitation by mail, our directors, officers and regular employees may solicit proxies from stockholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation.

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Q:   Where can I find the voting results of the Annual Meeting of Stockholders?

A:           We will announce the voting results at the Annual Meeting of Stockholders. We will also disclose the results in a Current Report on Form 8-K that will be filed with the United States Securities and Exchange Commission, or Securities and Exchange Commission, within four business days after the date of the meeting.

ELECTION OF DIRECTORS

(Item 1)

Five directors are to be elected at the Annual Meeting of Stockholders, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal. The accompanying proxy will be voted in favor of the following persons to serve as directors unless the stockholder indicates to the contrary on the proxy.  We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. There is no indication at present that any nominee will be unable to accept nomination.

The business address for each nominee for matters regarding the Company is 310 North Indian Hill Blvd, Suite 702, Claremont, California 91711-4611.

Director- Nominees

The following persons have been nominated to be elected as directors at the Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Name	Age	Position	Director Since

Yvonne Wang	37	Secretary
Jimmy Ji Zhou	48	President, Chief Executive Officer and interim Chief Financial Officer
Lucy Li	27
Qi Wang	48	Director and Vice President – Technical	2007
Yong Chang Wu	45

The following biographical information is provided with respect to each director:

Yvonne Wang – Secretary

Ms. Wang became our Secretary in September 2005. From April 2003 to September 2005, served as an executive assistant and a manager of the Company’s U.S. office.  Ms. Wang served as a consultant for Mid-America Seeds & Agri-Services in 2014. Mr. Li holds a Bachelor of Science degree in business administration from the University of PhoenixMr. Li has a wealth of experience in running businesses, with broad management expertise and a knowledge and understanding of business issues, and is able to provide the Board of Directors with his insights in running businesses in China.

Jimmy Ji Zhou – Chief Executive Officer, President and Interim Chief Financial Officer

Mr. Zhou became our Chief Executive Officer, President and Interim Chief Financial Officer on July 1, 2015.  In 1992 Mr. Zhou served as a manager of an exclusive distributor of one of US products in China. From 2000- 2004, Mr. Zhou served as a financial advisors in AXA Advisors LLC. In 2007, Mr. Zhou travelled between China and USA as an investment banking consultant to coordinate processes between Chinese entrepreneurs and Wall-street investment bankers. In 2013, he led a professional team to develop an internet mall in USA for worldwide members. Mr. Zhou holds a degree from Shanghai International Studies University in China and is a Certified Estate Planner (CEP) and a Registered Financial Consultant (RFC) Mr. Zhou’s expertise in business consulting, management and investment banking will provide the Board of Directors with broad expertise in navigating international business transactions.

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Lucy Li

From 2011- 2012, Ms. Li has served as an assistant project manager for SCHSAsia, a boutique business consulting firm specializing in events and project management for overseas company wishing to expand into the Asia Pacific arena. From 2012 until 2014, Ms. Li served as a campaigner for WildAid China Office, a non-profit organization with focus on raising public awareness on wildlife and climate change related issues. Mr. Hu graduated with a bachelor degree in commerce and economics from the University of Toronto in 2011.

Qi Wang – Director and Vice President-Technical

Mr. Wang became our Vice President - Technical on July 19, 2005 and was elected as one of our directors of the Company on July 18, 2007. Mr. Wang has also acted as director of Kiwa-CAU R&D Center since July 2006. Mr. Wang served as a Professor and Advisor for Ph.D. students in the Department of Plant Pathology, China Agricultural University (“CAU”) since January 2005. Prior to that, he served as an assistant professor and lecturer of CAU since June 1997. He obtained his master degree and Ph.D. in agricultural science from CAU in July 1994 and July 1997, respectively. Mr. Wang received his bachelor’s degree of science from Inner Mongolia Agricultural University in July 1989. He is a committee member of various scientific institutes in China, including the National Research and Application Center for Increasing-Yield Bacteria, Chinese Society of Plant Pathology, Chinese Association of Animal Science and Veterinary Medicine. Mr. Wang’s unique expertise in the field of agriculture offers significant knowledge and experience to the Board of Directors when making critical operational decisions.

Yong Chang Wu

Mr. Wu has served in positions for the Doctor of Agriculture, Ministry of Science and rural information, the National Agricultural Science and Technology Park and the National Sustainable Development Experimental Zone, Hainan Technology 110 senior government adviser, Chinese Society for Sustainable Development of sustainable agriculture Professional Committee of the Secretary-General and China Agricultural Research Association. Mr. Wu has undertaken positions in sustainable agriculture and rural development (Sustainable Agriculture and Rural Development, SARD), food security and food safety, farming systems and other expert systems design and development work, research focuses on urban and rural planning and rural information technology projects. Mr. Wu has presided over 16 items of major national scientific and technological cooperation, research, support, “Spark Program” topics, won 4 of the provincial awards and provided design for over 20 of the modern agricultural park and regional development planning.

Required Vote

At the Annual Meeting of Stockholders, the Company’s stockholders will elect as directors the nominees those who receive the highest number of stockholder votes. The persons elected as directors will serve until the following annual election of directors by the Company’s stockholders. In accordance with DGCL, abstentions will be counted for purposes of determining the presence or absence of a quorum, but broker non-votes will not. Abstentions and broker non-votes will not be counted for purposes of determining the number of shares represented and voted in the election of directors and, accordingly, will not effect the election of directors.

The Board of Directors recommends a vote FOR each Director Nominee to serve on the Board of Directors. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

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CORPORATE GOVERNANCE

Information Regarding the Board of Directors

During 2014, the Board of Directors was composed of four members, limited to, Wei Li, Lianjun Luo, Xucheng Hu and Qi Wang.  All corporate actions undertaken by the Board of Directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

Our Board of Directors did not have a meeting during 2014. We do not have a standing audit, nominating or compensation committee.  As a small, development-stage company, we believe that all of our directors acting together, as opposed to a subset of them acting by means of a committee, is the most efficient and effective framework for us to perform the functions otherwise associated with audit, nominating and compensation committees.

Each member of our Board of Directors is expected to participate, either in person or via teleconference, in meetings of the Board of Directors, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities.

Audit Committee Functions

Since we do not have an audit committee, the entire Board of Directors acts as the audit committee.  The Board has determined that at least one person on the Board, Lianjun Luo, qualifies as a “financial expert” as defined by Securities and Exchange Commission rules implementing Section 407 of the Sarbanes-Oxley Act. We do not currently have a written audit committee charter or similar document.

Based on the review and discussions the entire Board of Directors, acting as the audit committee, determined that the audited financial statements be included in the company's annual report on Form 10-K for the twelve months ended December 31, 2014.

Annual Meeting Attendance

All members of the Board of Directors are required to attend the Annual Meeting of Stockholders.

Family Relationships

Ms. Li, a current nominee to the Board of Directors, is the daughter of Mr. Wei Li, the former chief executive officer and current chairman of the board of the Company. Ms. Li has been nominated by the Board of Directors to serve as a member of the Board of Directors, subject to a plurality vote of the shareholders of the Company as of the Record Date at the Annual Meeting of the Stockholders. Except for Ms. Li, there are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

(a)	Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

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(d)	Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Process for Identifying and Evaluating Nominees for the Board of Directors

Since we do not have a nominating committee our Board of Directors acts as the nominating committee. Our Board of Directors may employ a variety of methods for identifying and evaluating Director Nominees.  If vacancies are anticipated or arise, our Board of Directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons.  These candidates may be evaluated by our Board of Directors at any time during the year.

Our Board of Directors considers candidates recommended by stockholders when the nominations are properly submitted as described in “Consideration of Stockholder Recommendations” below.  Following verification of the stockholder status of persons proposing candidates, our Board of Directors will make an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized herein to determine whether the candidate is qualified for service on the Board of Directors, before deciding to undertake a complete evaluation of the candidate.  If our Board of Directors determines that additional consideration is warranted, it may use a third-party search firm to gather additional information about the prospective nominee’s background and experience.  Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed before undertaking a complete evaluation, our Board of Directors will treat a potential candidate nominated by a stockholder like any other potential candidate.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishment and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

Consideration of Stockholder Recommendations

Our Board of Directors will consider director candidates recommended by stockholders.  Any stockholder wishing to recommend a candidate for nomination by the Board of Directors should provide the following information in a letter addressed to the Board in care of our Corporate Secretary: (i) the name and address of the stockholder recommending the person to be nominated; (ii) a representation that the stockholder is a holder of record of our stock, including the number of shares held and the period of holding; (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee; (iv) information as to any plans or proposals of the type required to be disclosed in Schedule 13D and any proposals that the nominee proposes to bring to the Board of Directors if elected; (v) any other information regarding the recommended nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A pursuant to the Securities Exchange Act of 1934 and (vi) the consent of the recommended nominee to serve as a director if elected. Additional information may be requested to assist our Board of Directors in determining the eligibility of a proposed candidate to serve as a director. In addition, the notice must meet any other requirements contained in our bylaws.  Stockholders may nominate candidates directly by complying with our bylaws and applicable law, including the deadlines described under “Stockholder Proposals”, below.

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Independence of the Board of Directors

Our Board of Directors is currently comprised of four members. Wei Li, Lianjun Luo and Qi Wang do not qualify as independent directors in accordance with the director independence standards set forth in Rule 4200(a)(15) of the Market Place Rules of the Nasdaq Stock Market.

Stockholder Communications with Board of Directors

Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific directors may write to Kiwa Bio-Tech Products Group Corporation, Board of Directors, 310 North Indian Hill Blvd., Suite 702, Claremont, California 91711-4611.

The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication”.  All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors.  We will receive and make copies of all such letters and circulate them to the appropriate director or directors.

Compensation of Directors

We currently have no policy in effect for providing compensation to our directors for their services on our Board of Directors. In fiscal 2014, we did not provide any compensation to our directors for their service on our Board of Directors. In 2014 Mr. Wei, at the time serving as an executive officer of the Company, received compensation for his service as an employee of the Company.

Role in Risk Oversight

We administer our risk oversight function through our Board of Directors. Our Board of Directors is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our Board of Directors.

Board Leadership Structure and Departure of Directors and Officers

The Board has determined that, at least through the date of our Annual Meeting, the most effective leadership structure for our Company is for Mr. Li to serve and remain as our Chairman.

On October 2, 2015 the Board determined that at such time that either, (i) the nominated directors, set forth in Proposal 2, or (ii) any individuals proposed by the Company stockholders for nomination and inclusion in the Company’s proxy statement are elected by a plurality vote at the Annual Meeting of Stockholders to serve on the Company Board, Mr. Wei Li, Xucheng Hu and Lianjun Luo will formally tender their resignations and resign from the Board of Directors.

On July 1, 2015, Mr. Li, formally our President, Chief Executive Officer and Chief Operating Officer, and Mr. Steven Ning Ma, formally our Chief Financial Officer, resigned from their respective executive positions. Coinciding with the foregoing resignations, the Board of Directors hired and appointed Jimmy Ji Zhou to serve as the Company’s President, Chief Executive Officer and interim Chief Financial Officer.

Mr. Zhou is ultimately responsible for the day-to-day operations of our Company and for execution of our business strategy. Accordingly, the Board believes that Mr. Zhou’s in-depth knowledge of Company operations and performance, as well as the challenges faced by our Company, best positions him to identify the strategic issues and risks to be considered by the Board of Directors. The Board retains the authority to modify this structure to best address our Company’s needs, as and when appropriate.

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Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board of Directors, as matter of appropriate corporate governance, reviews and approves all such transactions to the extent required by applicable rules and regulations. Generally, management would present any related person transactions proposed to be entered into by us to the Board of Directors for approval. The Board of Directors may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to all employees, consultants and members of the Board of Directors, including the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Secretary.  This code embodies our commitment to conduct business in accordance with the highest ethical standards and applicable laws, rules and regulations. We will provide any stockholder a copy of the code, without charge, upon written request to our Secretary.

GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO AMEND
 THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

(Item 2)

General

On October 2, 2015 our Board approved the amendment to Article 4 of our Certificate of Incorporation to effect a Reverse Split of our Common Stock at a ratio of one-for-two hundred (1:200) with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The Board has directed that the Certificate of Amendment be presented to the stockholders for their approval at the Annual Meeting of Stockholders.

Pursuant to the Reverse Split, our outstanding shares of Common Stock at the Effective Time of the Reverse Split will be converted at a reverse stock split ratio of one-for-two hundred (1:200), pursuant to which the 400,000,000 outstanding shares of our Common Stock will be reduced to and converted into 2,000,000 shares of outstanding Common Stock at the Effective Time (defined below) of the Reverse Split. As permitted under DGCL, shares of Common Stock that would be converted into less than one share in the Reverse Split will instead, at the Company’s election, be converted into either of the following: (i) the right to receive a cash payment equal to the product of such fraction multiplied by the fair market value (as determined by the Board of Directors) of one share of Common Stock, as of the Effective Time (after giving effect to the foregoing Reverse Stock Split), or (ii) the right to receive a scrip or warrant in registered form to purchase our Common Stock which shall enable the holder thereof to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

Our Board of Directors has the discretion to determine if and when to effect the Reverse Split and may abandon the Reverse Split even if approved by our stockholders. We expect to consummate the Reverse Split and as soon as practicable, after (i) receiving the vote of a majority of the shares of our Common Stock issued and outstanding as of the Annual Meeting of Shareholders, and (ii) receiving approval of the Reverse Split from FINRA.

The Reverse Split will only become effective upon the accepted filing date of the Certificate of Amendment with the Delaware Secretary of State and the Company’s receipt of the requisite approval of the Reverse Split from FINRA (the “Effective Time”). The form of the proposed Certificate of Amendment to effect the Reverse Split is included as Appendix A to this Proxy Statement. The following discussion is qualified in its entirety by the full text of the Certificate of Amendment.

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The Reverse Split shall be effected for Common Stock on a stock certificate by stock certificate basis, such that any fractional shares of Common Stock, resulting from the Reverse Split and held by a single record holder shall be aggregated. No fractional shares of Common Stock shall be issued upon the combination of any such shares in the Reverse Split. If the Reverse Split would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, at the Company’s election, be converted into either of the following: (i) the right to receive a cash payment equal to the product of such fraction multiplied by the fair market value (as determined by the Board of Directors) of one share of Common Stock, as of the Effective Time (after giving effect to the foregoing Reverse Stock Split), rounded up to the nearest whole cent or one share of Common Stock, or (ii) the right to receive a scrip or warrant in registered form to purchase our Common Stock which shall enable the holder thereof to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Company or its transfer agent.

The 400,000,000 authorized shares of our common stock, $0.001 par value per share (the “Common Stock”) and 20,000,000 authorized shares of our preferred stock, $0.001 par value per share (the “Preferred Stock”), and the $0.001 par value of each share of our Common Stock and Preferred Stock will not be effected as a result of the Reverse Split.

Purpose of the Reverse Split

The principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. See “Potential Disadvantage of Reverse Split” below. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be effected by the Reverse Split. The table below sets forth the number of shares of our Common Stock outstanding before and after the Reverse Split based on 400,000,000 shares of Common Stock outstanding as of the Record Date.

	Prior to a Reverse Split	Assuming a one- for-two hundred Reverse Split
Aggregate outstanding Number of Shares of Common Stock	400,000,000	2,000,000

Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the Reverse Split does not change the current authorized number of shares of capital stock from 420,000,000 shares, consisting of 400,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. There are currently no shares of Preferred Stock issued and outstanding. The authorized shares of Preferred Stock may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. Pursuant to the Reverse Split and the subsequent reduction in the number of outstanding shares of our Common Stock, our Board of Directors believe that the availability of authorized capital stock as a result of the Certificate of Amendment will support our projected capital requirements and provide flexibility in raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends and expanding our business through the acquisition of other businesses or products. As a result, the number of shares of authorized Common Stock should be maintained at 400,000,000 shares and the number of shares of authorized Preferred Shares should remain at 20,000,000 shares.

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Reasons for the Reverse Split

The Board’s primary objectives in proposing the Reverse Split is to decrease the number of outstanding shares of our Common Stock and provide the Board with the availability of authorized Common Stock to provide flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards, if necessary or upon action of the Board. Neither our Board nor the Company currently has intentions of going private.  The Reverse Split is not intended to be a first step in a going private transaction, and will not have the effect of a going private transaction covered by Rule 13e-3 under the Exchange Act. As of the Record Date we have 435 shareholders of record of our Common Stock. We are seeking authority to effect the Reverse Split at a ratio of one-for- two hundred (1:200), to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

Upon receiving stockholder approval by a majority of the shares of our Common Stock issued and outstanding as of the Record Date, the Board may, in its sole discretion, file the Certificate of Amendment with the Secretary of State of the State of Delaware and submit an issuer notification form with FINRA requesting approval of the Reverse Split.

Our Board also has confidence that the Reverse Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

Potential Disadvantages of the Reverse Split

We cannot assure you that the Board of Directors will ultimately determine to effect the Reverse Split or, if effected, that the Reverse Split will have any of the desired effects described in “Reasons for the Reverse Split” or “Purpose of the Reverse Split” above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Split.

As noted above, the primary purpose of the Reverse Split is to decrease the number of outstanding shares of our Common Stock and provide the Board of Directors with the availability of authorized Common Stock to provide flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards, if necessary. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by an equivalent multiple, or result in any permanent increase in the market price of our Common Stock. In the event that the Board of Directors issues shares of Common Stock in the future, we cannot assure you that any such issuances of our Common Stock will not reduce the per share price of our Common Stock.

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The price of our Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Certificate of Amendment, if our Board of Directors conclude that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware and the Company will submit an issuer notification form with FINRA requesting approval of the Reverse Split. The actual timing of the filing of the Amendment with the Secretary of State of the State of Delaware to effect the Reverse Split with the State of Delaware and the submission of an issuer notification form with FINRA requesting approval of the Reverse Split to effect the Reverse Split on the OTC Capital Markets will be determined by our Board of Directors. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment or the submitting the issuer notification form with FINRA, without further action by our stockholders. The Reverse Split will be effective as of the Effective Time (defined above).

At the Effective Time and, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio.

Effect on Outstanding Shares, Options and Certain Other Securities

Common Stock

Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. We do not expect the Reverse Split to effect the registration of our Common Stock under the Exchange Act. Our Common Stock is currently quoted under the symbol “KWBT” in the over-the-counter markets, including the OTC Markets Group Pink Limited Information Tier. The Reverse Split will not be implemented until we receive the requisite approval from FINRA.

If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

The following table depicts the prospective effects of the Reverse Split on the number of shares of our Common Stock outstanding, the number of shares of our Common Stock reserved for future issuance and the number of authorized but unissued and unreserved shares of our Common Stock that would be available for issuance after the Reverse Split. As discussed above, the number of shares of our Common Stock authorized for issuance under our Certificate of Incorporation would remain uneffected by the Reverse Split.

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	Common Stock Outstanding (1)	Shares Reserved for Issuance		Shares Available for Issuance (4)
Prior to the Reverse Split	400,000,000	140,777,074	(2)	0
Pro-forma the Reverse Split	2,000,000	703,886	(3)	397,296,115

(1)	Does not give effect to any changes resulting from the payment of cash in lieu of issuing fractional shares pursuant to the Reverse Split.

(2)	Represents the following: (i) 3,047,907 shares of Common Stock reserved for issuance pursuant to the Plan; (ii) 137,729,167 shares of Common Stock reserved for issuance upon conversion of the 6% Notes convertible securities described below.

(3)

Represents shares reserved for issuance after giving effect to adjustments resulting from the Reverse Split: (i) 15,239.535 shares of Common Stock reserved for issuance pursuant to the Plan; (ii) 688,645.835 shares of Common Stock reserved for issuance upon conversion of the 6% Notes convertible securities described below.

(4)	Represents the total number of shares of authorized Common Stock that will be neither outstanding nor reserved for issuance, but without giving effect to any changes resulting from the payment of cash in lieu of fractional shares.

Convertible Securities

On June 29, 2006, we entered into a securities purchase agreement with six institutional investors (the “Securities Purchase Agreement”) for the issuance and sale of 6% secured convertible notes, due three years from the date of issuance, in the aggregate principal amount of $2,450,000 (the “6% Notes”), convertible into shares of the Company’s common stock.

The conversion price of the 6% Notes is based on a 40% discount to the average of the trading price of our Common Stock over a 20-day trading period. The conversion price is also adjusted for certain subsequent issuances of equity securities of the Company at prices below the conversion price then in effect. The 6% Notes contain a volume limitation that prohibits the holder from further converting the 6% Notes if doing so would cause the holder and its affiliates to hold more than 4.99% of the Company’s outstanding common stock. In addition, each holder of the 6% Notes agrees that they may not convert more than their pro-rata share (based on original principal amount) of the greater of $120,000 principal amount of the 6% Notes per calendar month or the average daily dollar volume calculated during the 10 business days prior to a conversion, per conversion. This conversion limit has since been eliminated pursuant to an agreement by the Company and the purchasers.

Pursuant to the 6% Notes, the Company entered into a settlement agreement and release with four of the purchasers of the Company’s 6% Notes and outstanding 2% Notes. Pursuant to the terms of the Release, the Company paid four of the Purchasers $75,000 for a full release, including the forgiveness of past defaults of unpaid principal amounts, interest and penalties.

As of December 31, 2014, 2% Notes have been fully settled. As of December 31, 2014, principal amount of 6% Notes outstanding was $150,250; interest amount outstanding was $138,224; amount of standard liquidation damages was $332,600.

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The 6% Notes shall be subject to equitable adjustments for the Reverse Split, if applicable, whereby the conversion price shall be calculated at a variable conversion price by applying the market price, as determined by the average of the lowest three (3) trading prices for our Common Stock during a twenty (20) trading day period ending one trading day prior to the date the conversion notice. While it is expected that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, as stated in “Purpose of the Reverse Split” above, thereby impacting the variable conversion price of the 6% Notes, we cannot assure that the Reverse Split will have such effect or subsequently increase the market price of our Common Stock by an equivalent multiple, result in any permanent increase in the market price of our Common Stock, or adjust the variable conversion price of the 6% Notes.

Options and Warrants

We currently have outstanding options to purchase an aggregate of 1,232,600 shares of our Common Stock at an exercise price of $0.175 per share, subject to adjustments.

There are 3,047,907 underlying shares of our Common Stock required to be reserved for issuance upon the exercise of options and other stock awards under the Plan. See “2004 Stock Incentive Plan” below.

If the Reverse Split is implemented, the number of shares of Common Stock reserved for issuance of options and other stock awards under the Plan will be reduced from 3,047,907 to approximately 15,240 shares reserved for issuance of options and other stock awards under the Plan.

We currently have no warrants outstanding.

Exchange of Stock Certificates

As of the Record Date, we had 435 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split, except to have our Common Stock moved from a registration pursuant to Section 12(g) to Section 12(b) under the Exchange Act.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending Fidelity Transfer Company, as our transfer agent, the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If and when our Board elects to effect the Reverse Split, the authorized number of shares of our Common Stock will remain at 400,000,000. Accordingly, there will be no reduction in the number of authorized shares of our Common Stock in proportion to the Reverse Split ratio. As a result, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease and the additional authorized shares of Common Stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations.

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The Reverse Split will have no effect on our authorized Preferred Stock because there are no shares of Preferred Stock currently outstanding.

Anti-Takeover and Dilutive Effects

The purpose of maintaining our authorized Common Stock at 400,000,000 after the Reverse Split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of our Company. The shares of Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split would give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the applicable Exchange. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

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Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and we will not independently provide our stockholders with any such rights.

Text of Proposed Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in Appendix A to this Proxy Statement. If and when effected by our Board of Directors, will become effective at the Effective Time.

Required Vote

Approval of the Certificate of Amendment requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Certificate of Amendment.

Financial Information

Our audited consolidated financial statements and accompanying notes filed with our Annual Report on Form 10-K for the year ended December 31, 2014, as amended (our “Annual Report”), are incorporated herein by reference.

Our unaudited condensed consolidated interim financial statements and accompanying notes filed with our Quarterly Report on Form 10-Q for the period ended March 31, 2015 (our “Quarterly Report”), are incorporated herein by reference.

Item 7 of Part II of our Annual Report “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

Item 2 of Part I of our Quarterly Report “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

The Board of Directors unanimously recommends a vote “FOR” the approval, of the Certificate of Amendment, as disclosed in this proxy statement.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Item 3)

The Board of Directors have selected Paritz & Company, P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2015 and has further directed that the appointment of Paritz & Company, P.A., as our independent registered public accounting firm be submitted to our stockholders for ratification at the Annual Meeting of Stockholders.

The appointment of Paritz & Company, P.A., to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved in August 2015 by unanimous written consent of the Board of Directors.

Neither our by-laws nor any other governing document or law require stockholder ratification of the appointment of Paritz & Company, P.A., as our independent registered public accounting firm. However, the appointment of Paritz & Company, P.A., is being submitted to our stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain Paritz & Company, P.A. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our stockholders.

Principal Accounting Audit Fees and Services

Paritz & Company, P.A., audited our financial statements for year-end 2014, and reviewed our quarterly reports on Form 10-Q. Since we do not have a formal audit committee, our Board of Directors approved the engagement of Paritz & Company, P.A., before engaging its services. All of the services described below were approved by our Board prior to performance of such services.

The aggregate audit fees for 2014 and 2013 paid and payable to Paritz & Company, P.A., were approximately $32,000 and $40,000, respectively. The amounts include fees for professional services rendered by Paritz & Company, P.A., in connection with: (1) the audit of our consolidated financial statements; and (2) reviews of our quarterly reports on the Form 10-Q.

The following table shows the fees billed by Paritz & Company, P.A., for audit and other services provided for the fiscal year ended December 31, 2014. All of the services described in the following fee table were approved in conformity with the audit committee’s pre-approval process.

Type of Fee	2014
Audit Fees(1)	$32,000
Audit Related Fees(2)	—
Tax Fees(3)	2,750
All Other Fees(4)	—
Total	$34,750

Type of Fee	2013
Audit Fees(1)	$40,000
Audit Related Fees(2)	—
Tax Fees(3)	—
All Other Fees(4)	—
Total	$40,000

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(1)   Audit Services – This category includes the audit of the Company’s annual financial statements and services that are normally provided by independent auditors in connection with the engagement for fiscal years.

(2)   Audit Related Services – This category consists of fees reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as “Audit Fees.”

(3)   Tax Services – This category consists of tax compliance, tax advice and tax planning work.

(4)   All Other Fees – This category consists of fees for other miscellaneous items.

Required Vote

Ratification of the appointment of the independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote on such matter at the Annual Meeting of Stockholders.

Auditors’ Attendance at the Annual Meeting

A representative of Paritz & Company, P.A., the independent auditor of the Company for the year ending December 31, 2015, is expected to be present at the Annual Meeting of the Stockholders. The representative will be given the opportunity to make a statement at the Annual Meeting of Stockholders and is expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR this proposal. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. To the best of the Company’s knowledge, based solely upon a review of the copies of such reports, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and certain other shareholders were complied with during the fiscal year ended December 31, 2014.

EXECUTIVE COMPENSATION AND OTHER MATTERS

We currently have no Compensation Committee. The Board of Directors is currently performing the duties and responsibilities of Compensation Committee. In addition, we have no formal compensation policy. We decide on our executives’ compensation based on average compensation levels of similar companies in the U.S. or China, depending on consideration of many factors such as where the executive works. Our Chief Executive Officer’s compensation is approved by the Board of Directors. Other named executive officers’ compensation are proposed by our Chief Executive Officer and approved by the Board of Directors.

Our Stock Incentive Plan is administered by the Board of Directors. Any amendment to our Stock Incentive Plan requires majority approval of the stockholders of the Company.

The Company had no officers or directors whose total compensation during either 2014 or 2013 exceeded $100,000.

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Currently, the main forms of compensation provided to each of our executive officers are: (1) annual salary; (2) non-equity Incentive Plan; and (3) the granting of incentive stock options subject to approval by our Board of Directors.

SUMMARY COMPENSATION TABLE

FOR 2013 AND 2014

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Wei Li, CEO	2014	72,000	-	-	72,000
	2013	72,000	-	-	72,000
Steven Ning Ma, CFO	2014	74,400	-	-	74,400
	2013	74,400	-	-	74,400

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth the status of all outstanding equity awards of the Company as of December 31, 2014.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Wei Li	182,800	Nil	182,800	0.175	12/04/16	Nil	Nil	Nil	Nil
Steven Ning Ma	Nil	Nil	Nil	Nil	N/A	Nil	Nil	Nil	Nil

Option Exercises and Stock Vested

No stock options were exercised by any officers or directors during 2014 and 2013. We did not adjust or amend the exercise price of any stock options previously awarded to any named executive officers during 2014 and 2013.

Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Wei Li	-	-	-	-
Steven Ning Ma	-	-	-	-

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Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2014 about our equity compensation plans under which our equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,232,600	$0.175	767,400
Equity compensation plans not approved by security holders	-	-
Total	1,232,600	-	767,400

Stock Incentive Plan

On May 10, 2004, our Board of Directors approved equity incentive awards to our certain directors, officers and employees and/or consultants and adopted, subject to stockholder approval, our 2004 Stock Incentive Plan (the “2004 Plan”). Our stockholders approved the 2004 Plan on June 3, 2004, and an amendment to the Plan on September 12, 2006 (together with the 2004 Plan, the “Plan”). There are 3,047,907 shares reserved for issuance of options and other stock awards under the Plan. The number of shares that may be granted to any participant in a fiscal year is 500,000. Options issued under the Plan will expire not more than ten years from the date of grant.

The Plan is a key aspect of our compensation program, designed to attract, retain, and motivate the highly qualified individuals required for our long-term success.

Stock Option Grant

On December 12, 2006, our Board of Directors granted 2,000,000 options under the Plan, of which 823,700 shares were granted to the former executive officers and directors. The exercise price was $0.175, equal to the closing price of our Common Stock on December 12, 2006. Pursuant to the approval of Board of Directors, after each of the first and second anniversaries of the grant date, 33% percent of the options will become exercisable. After the third anniversary of the grant date, 34% of the options will become exercisable.

No options were granted under the Plan during 2014.

Qualified Performance-Based Compensation

The Board of Directors may determine, in its discretion, whether a bonus award should be “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”) and may take such actions as it deems necessary to ensure that such bonus award will so qualify. Any such bonus award will be subject to any additional limitation set forth in Section 162(m) of the Code (including any amendments thereto) or any regulations or rulings issued thereunder, and the bonus plan will be deemed amended to the extent necessary to conform to such requirements.

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Employment Contracts and Termination of Employment and Change of Control Arrangements

On February 6, 2012, we entered into an Employment Agreement between the Company and Mr. Li, former President and Chief Executive Officer of the Company, for a term of three years beginning January 1, 2012. Pursuant to the Agreement Mr. Li was entitled to an annual salary of $72,000 and a performance bonus of $24,000.

On February 6, 2012, we entered into an Employment Agreement between the Company and Mr. Ma, former Chief Financial Officer of the Company, for a term of three years beginning January 1, 2012. Pursuant to the Agreement Mr. Ma was entitled to an annual salary of $70,000.

On July 1, 2015, Mr. Li resigned as President, Chief Executive Officer and Chief Operating Officer and Mr. Ma resigned as Chief Financial Officer of the Company. Effective as of July 1, 2015 upon the resignations of Mr. Li and Mr. Ma, the Company appointed Mr. Jimmy Ji Zhou as the Company’s President, Chief Executive officer and interim Chief Financial Officer.

On July 1, 2015, the Company entered into a three-year employment agreement with Mr. Zhou.  After the initial three-year term and assuming his employment agreement has not been terminated for cause, Mr. Zhou may remain as a consultant to the Company. Mr. Zhou’s annual salary is $84,000 and is subject to annual increase as determined by the Board of Directors. Mr. Zhou is eligible, at the discretion of our Board of Directors, to receive an annual cash bonus based on performance. Mr. Zhou is entitled to receive stock options or other equity incentive awards under our Plan, as and when determined by the Board of Directors, and is entitled to receive other fringe benefits that may be provided to, and is eligible to participate in any other bonus or incentive program established by the Company, for its executives.

There are no compensatory plans or arrangements with respect to a named executive officer that would result in payments or installments in excess of $100,000 upon the resignation, retirement or other termination of such executive officer's employment with us or from a change-in-control.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Securities and Exchange Commission rules require us to disclose any transaction or currently proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000.00 or one percent (1%) of the average of our total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.

Amounts due to related parties consisted of the following as of December 31, 2014:

Item	Nature	Notes	December 31, 2014

Mr. Wei Li ("Mr. Li")	Non-trade	(1)	$3,553,939
Kangtai Xinnong Agriculture Tech (Beijing) Co., Ltd. (“Kangtai”)	Non-trade	(2)	(13,624)
Ms. Yvonne Wang ("Ms. Wang")	Non-trade	(3)	650,000
Subtotal			4,190,315

Kiwa-CAU R&D Center	Trade	(4)	1,025,057
Subtotal			1,025,057
Total			$5,215,372

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(1) Mr. Li

Mr. Li is the Chairman of the Board and was the former Chief Executive Officer and President of the Company until his effective resignation on July 1, 2015 from the foregoing executive positions.

(a)	During the year ended December 31, 2014, Mr. Li paid various expenses on behalf of the Company. As of December 31, 2014, the balance due to Mr. Li was $3,553,939. Mr. Li has waived his contractual right to payment on such loan advances to the Company and has agreed that the Company may repay the balance when its cash flow circumstance allows.

(b)	On June 29, 2006, the Company entered into a securities purchase agreement for the issuance and sale of (1) 6% Notes, due three years from the date of issuance, convertible into shares of the Company’s Common Stock, and (2) warrants to purchase 12,250,000 shares of the Company’s Common Stock. The Company’s obligations under the 6% Notes and the warrants are secured by a first priority security interest in the Company’s intellectual property, and by a first priority security interest in all of the Company’s other assets pursuant to a security agreement. In addition, Mr. Li has pledged without any compensation from the Company all of his Common Stock of the Company as collateral for the Company’s obligations under the 6% Notes.

(c)	Mr. Li is a principal stockholder of All Star Technology Inc., a Delaware corporation, which holds 12,356,672 shares of our Common Stock. Mr. Li exercises voting and investment control over such shares and may be deemed a beneficial holder thereof.

(2) Kangtai

(a)	Kangtai, formerly named Kangtai International Logistics (Beijing) Co., Ltd., Kangtai Xinnong Agriculture Tech (Beijing) Co., Ltd., is a private company, 28% owned by Mr. Li. Mr. Li is the Chairman of Kangtai.

(b)	The balance due from Kangtai on December 31, 2014 was $13,624.

(3) Ms. Wang

(a)	Ms. Wang is the Secretary of the Company.

(b)	During the year ended December 31, 2014, Ms. Wang paid various expenses on behalf of the Company. As of December 31, 2014, the amount due to Ms. Wang was $650,000. Ms. Wang has agreed that the Company may repay the balance when its cash flow circumstance allows.

(4) Kiwa-CAU R&D Center

(a)	In November 2006, Kiwa and China Agricultural University (the “CAU”) agreed to jointly establish a new research and development center, named Kiwa-CAU R&D Center. The term of the agreement was ten years commencing July 1, 2006.

(b)	Pursuant to the agreement, Kiwa agree to invest RMB 1 million (approximately $162,715) each year to fund research at Kiwa-CAU R&D Center. Qi Wang, a director of the Company, is also the director of Kiwa-CAU R&D Center.

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(c)	During the year ended December 31, 2014, $162,715 was charged to research and development expenses under the agreement with Kiwa-CAU R&D Center. The Company paid nil to Kiwa-CAU R&D Center in the year 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.

The following table sets forth as of October 12, 2015 certain information with respect to the beneficial ownership of our Common Stock by (i) each of our executive officers, (ii) each person who is known by us to beneficially own more than 5% of our outstanding Common Stock, and (iii) all of our directors and executive officers as a group. Percentage ownership is calculated based on 400,000,000 shares of our Common Stock outstanding as of October 12, 2015. None of the shares listed below are issuable pursuant to stock options or warrants of the Company.

Name and Address of Beneficial Owner	Title	Beneficially Owned		Percent of Class
Officers and Directors
Wei Li (1)	Director and Chairman of the Board	13,064,794	(1)	3.3%
Jimmy Ji Zhou	President, Chief Executive Officer and interim Chief Financial Officer	-		-
Lianjun Luo	Director	-		-
Xucheng Hu	Director	-		-
Qi Wang	Director and Vice President- Technical	-		-
Yvonne Wang	Secretary	-		-
Officers and Directors as a Group (total of 6 persons)		13,064,794		3.3%
5% Stockholders

(1)	Includes 12,356,672 shares of common stock (3.1% of all shares outstanding) held by All Star Technology Inc., a British Virgin Islands international business company. Wei Li exercises voting and investment control over the shares held by All Star Technology Inc. Wei Li is a principal stockholder of All Star Technology Inc. and may be deemed to beneficially own such shares, but disclaims beneficial ownership in such shares held by All Star Technology Inc. except to the extent of his pecuniary interest therein. Mr. Li has pledged all of his common stock of the Company as collateral security for the Company’s obligations under the 6% Notes convertible securities described below.

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STOCKHOLDER PROPOSALS

Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders, the written proposal must be received by the Company’s Corporate Secretary at the address below no later than October 14, 2015. If the date of the 2015 Annual Meeting of Stockholders is moved more than 30 days before or after the anniversary date of the 2014 Annual Meeting of Stockholders, the deadline for inclusion of proposals in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders is instead a reasonable time before the Company begins to print and mail its proxy materials for the 2015 Annual Meeting of Stockholders. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Kiwa Bio-Tech Products Group Corporation

ATTN: Corporate Secretary

310 North Indian Hill Blvd Suite 702

Claremont, California 91711-4611

Stockholders may present proposals that are proper subjects for consideration at an Annual Meeting of Stockholders, even if the proposal is not submitted by the deadline for inclusion in the proxy statement under Rule 14a-8. To do so, the shareholder must comply with the procedures specified in the Company's bylaws which have been filed as Exhibit 3.2 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2004 and are available in print upon request from the Corporate Secretary. Our bylaws require all stockholders who intend to make proposals at an Annual Meeting of Stockholders to submit their proposals to the Secretary not less than 60 and not more than 180 days before such Annual Meeting of Stockholders, provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date the Annual Meeting of Stockholders was mailed or such public disclosure was made. The bylaws also provide that nominations for director may only be made by the Board of Directors or by a stockholder of entitled to vote who sends notice to the Corporate Secretary not less than 60 and not more than 180 days before such Annual Meeting of Stockholders, provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date the Annual Meeting of Stockholders was mailed or such public disclosure was made. Any nomination by a stockholder must comply with the procedures specified in the Company's bylaws.

The Board of Directors will consider recommendations for candidates to the Board from the Company’s stockholders. A stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to the address above, including the candidate’s name, age, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected and evidence of the nominating person’s ownership of Company Common Stock.

You may contact the Company’s Corporate Secretary at our principal executive offices for a copy of the relevant provisions regarding the requirements for making recommendations of director candidates.

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ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission, including copies of the exhibits to the annual report on Form 10-K if specifically requested, is available without charge upon written request of any stockholder. Please address all such requests to Kiwa Bio-Tech Products Group Corporation, 310 N. Indian Hill Blvd., #702, Claremont, CA 91711. Attention: Corporate Secretary; or by telephone at (626) 715-5855.

OTHER BUSINESS

The Board of Directors does not currently intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting.  However, as to any other business which may properly come before the meeting, the proxy holders will vote any shares represented by proxies in their discretion.

KIWA BIO-TECH PRODUCTS GROUP CORPORATION

By Order of the Board of Directors

/s/ Yvonne Wang
Yvonne Wang
Secretary

Claremont, California
October __, 2015

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APPENDIX A

CERTIFICATE OF AMENDMENT

Approval of the amendment of the Company certificate of incorporation to effect the Reverse Stock Split of our Common Stock, $0.001 par value per share:

RESOLVED, that Article 4 of the Certificate of Incorporation of the Company, as previously amended, be further amended to add the following paragraph to the end thereof:

Reverse Stock Split. Each _two hundred (200) of the issued and outstanding shares of Common Stock as of the time the certificate containing this amendment becomes effective (the ‘‘Split Effective Time’’), shall be combined and converted (the “Reverse Split”) automatically, without further action, into one (1) fully paid and non-assessable share of Common Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Company, at its discretion, shall either: (a) pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock, as of the Split Effective Time or (b) issue a scrip or warrant in registered form to purchase our Common Stock which shall enable the holder thereof to receive a full share upon the surrender of such scrip or warrant aggregating a full share; Each holder of record of a certificate which immediately prior to the Split Effective Time represents outstanding shares of Common Stock (an ‘‘Old Certificate’’) shall be entitled to receive upon surrender of such Old Certificate to the Company’s transfer agent for cancellation, a certificate (a ‘‘New Certificate’) representing the number of whole shares of Common Stock into and for which the shares formerly represented by such Old Certificate so surrendered are combined and converted. From and after the Split Effective Time, Old Certificates shall represent only the right to receive New Certificates as aforesaid and, to the extent the Company so elects, cash pursuant to the provisions hereof. The amount of capital represented by the shares of Common Stock outstanding in the aggregate immediately after the Split Effective Time shall be adjusted from the capital account of the Common Stock to the additional paid in capital account for each share of Common Stock fewer outstanding immediately following the Reverse Split than immediately prior to the Reverse Split, such transfer to be made at the Split Effective Time.

; and be it further

RESOLVED, that the Certificate of Amendment (the “Certificate of Amendment”) of the Certificate of Incorporation of the Company dated October 2, 2015 be, and it hereby is, authorized, approved and adopted in all respects.

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[FRONT]

PROXY

FOR ANNUAL MEETING OF STOCKHOLDERS OF THE STOCKHOLDERS

KIWA BIO-TECH PRODUCTS GROUP CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Wei Li and Yvonne Wang (collectively, the “Proxies”), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at our executive office located at Room 1702, Building A, Global Trade Center, 36 North Third Ring Road East, Dongcheng District, Beijing, People’s Republic of China, on November 20, 2015 and at any adjournments thereof.

1. Election of Directors:	FOR all Nominees	WITHHOLD AUTHORITY for all Nominees	FOR all Nominees EXCEPT
	☐	☐	☐

Nominees:

(1)  Yvonne Wang

(2)  Jimmy Ji Zhou

(3)  Lucy Li

(4)  Qi Wang

(5) Yong Chang Wu

Instruction:  To withhold authority to vote for any individual nominee, mark “For All Nominees Except” and write the name of the nominee(s) below:

2.	Approve an amendment to	FOR	AGAINST	ABSTAIN
	our Certificate of Incorporation	☐	☐	☐
to effect the Reverse Split

3.	Ratify the appointment of	FOR	AGAINST	ABSTAIN
	Paritz & Company, P.A.	☐	☐	☐
as the Company’s independent auditors
for the fiscal year ending
December 31, 2015

If no choice is specified, the Proxy will be voted “FOR.”

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

[REVERSE]

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This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES SET FORTH IN PROPOSAL 1, “FOR” ON PROPOSAL 2 AND PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS.

Signature

Signature, if held jointly

Dated: ___________________, 2015

IMPORTANT – PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

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